EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

CWALT 05-14 - Price/Yield - 3A1 Forward Curve        Banc of America Securities
                                                                [Logo omitted]



Balance        $161,438,000.00   Delay             24                Formula
Coupon         2.051032094       Dated             3/1/2005          NET(3)
Settle         3/30/2005         First Payment     4/25/2005


Balance        if curmonth LE 1 th     WAC(3)    2.437632049   WAM(3)     360
Coupon         2.051032094             WALA(3)             0
Settle



Price                                      1                2               3               4            5
                     100.93750         5.633            5.417           5.211           5.003        4.789
                     100.93750         52.11            46.66           41.50           34.70        26.00

                           WAL        12.757            7.844           5.363           3.972        3.085
                      Mod Durn         8.290            5.800           4.319           3.372        2.714
        Principal Window Begin     4/25/2005        4/25/2005       4/25/2005       4/25/2005    4/25/2005
          Principal Window End    12/25/2030        5/25/2024      12/25/2018       8/25/2015    6/25/2013

                        Prepay         5 CPR           10 CPR          15 CPR          20 CPR       25 CPR
           Optional Redemption    Call (Y,Y)       Call (Y,Y)      Call (Y,Y)      Call (Y,Y)   Call (Y,Y)


Price                                      6           7            8
                     100.93750         4.571       4.131        3.678         Yield
                     100.93750         15.62       -8.00       -34.91   Disc Margin

                           WAL         2.474       1.704        1.243
                      Mod Durn         2.232       1.588        1.183
        Principal Window Begin     4/25/2005   4/25/2005    4/25/2005
          Principal Window End    12/25/2011  12/25/2009    9/25/2008

                        Prepay        30 CPR      40 CPR       50 CPR
           Optional Redemption    Call (Y,Y)  Call (Y,Y)   Call (Y,Y)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT-0514-TS1, Class 3A1:Price/Yield


Deal Information
----------------
Deal Type:        Whole Loan           Gross WAC:       2.515   Orig Deal Bal:     $1,257,189,980.96    WA Rem Term:     360
Cur Deal Bal:     $1,257,189,980.96    WA Amort Term:   360     Orig Collat Bal:   $1,257,189,980.96    Pricing Speed:   25 CPB
Cur Collat Bal:   $1,257,189,980.96    At Pricing               Deal Closed:       03/30/2005           Next Pay:        04/25/2005
First Pay:        04/25/2005



Tranche Information
-------------------
Tranche                    3A1               Coupon               2.051           Type
Cur Balance                161,438,000.00    Factor               1.0000          Delay
Group                      3                 Accum Writedown      0.00            Orig Support (%)
Accum Int Shortfall        0.00              Int Rate Used        FORMULA         Floater Floor
Freq                       Monthly           Contrib WAC          2.438           Ground Group
Daycount                   30/360            Cur Support ($)      89,662,251.51   Orig Support ($)
Orig Basis                 1,156,921,251.51  Cur Subordinate      89,662,251.51   Orig Subordinate
Orig Guaranty              0.00              Cur Letter           0.00            Orig Letter
Orig Reserve               0.00              Cur Excess Interest  23,180.08       Orig Excess Interest
Orig OC                    0.00              Cur Fully Insured    No              Orig Fully Insured
Orig Writedown by Rules    No


Tranche Information
-------------------
Tranche                          SEN_FLT           Orig Balance             161,438,000.00
Cur Balance                      24                Accrual Date             03/01/2005
Group                            7.75              Cur Support (%)          7.75
Accum Int Shortfall              0.000             Floater Cap              999.000000
Freq                             3                 Business Day             None
Daycount                         89,662,251.51     Cur Basis                1,156,921,251.51
Orig Basis                       89,662,251.51     Cur Guaranty             0.00
Orig Guaranty                    0.00              Cur Reserve              0.00
Orig Reserve                     0.00              Cur OC                   0.00
Orig OC                          No                Cur Writedown by Rules   No
Orig Writedown by Rules



------------------------------------------------------------------------------------------------------
                                            5% CPR       10% CPR      15% CPR     20% CPR     25% CPR
------------------------------------------------------------------------------------------------------
Yield                    100.8125            5.648        5.438        5.239       5.039       4.835
                         100.84375           5.644        5.433        5.232       5.030       4.823
                         100.875             5.640        5.428        5.225       5.021       4.812
                         100.90625           5.636        5.422        5.218       5.012       4.800
                         100.9375            5.633        5.417        5.211       5.003       4.789
                         100.96875           5.629        5.412        5.204       4.994       4.778
                         101                 5.625        5.406        5.196       4.984       4.766
                         101.03125           5.621        5.401        5.189       4.975       4.755
                         101.0625            5.618        5.396        5.182       4.966       4.744
------------------------------------------------------------------------------------------------------
WAL                                         12.757        7.844        5.363       3.972       3.085
Mod Durn                                     8.290        5.800        4.319       3.372       2.714
First Princ Pmt Date                         Apr05        Apr05        Apr05       Apr05       Apr05
Last Princ Pmt Date                          Dec30        May24        Dec18       Aug15       Jun13
------------------------------------------------------------------------------------------------------
                         Scenario Name      5% CPR      10% CPR      15% CPR     20% CPR     25% CPR
                         -----------------------------------------------------------------------------
                         Prepay Rate         5 CPR       10 CPR       15 CPR      20 CPR      25 CPR
                         -----------------------------------------------------------------------------
                         Opt Redem             Y/Y          Y/Y          Y/Y         Y/Y         Y/Y
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                              30% CPR      40% CPR     50% CPR
-------------------------------------------------------------------------------
Yield                    100.8125               4.626       4.209        3.783
                         100.84375              4.613       4.189        3.757
                         100.875                4.599       4.170        3.730
                         100.90625              4.585       4.150        3.704
                         100.9375               4.571       4.131        3.678
                         100.96875              4.557       4.111        3.652
                         101                    4.543       4.092        3.626
                         101.03125              4.529       4.072        3.600
                         101.0625               4.516       4.053        3.574
-------------------------------------------------------------------------------
WAL                                             2.474       1.704        1.243
Mod Durn                                        2.232       1.589        1.183
First Princ Pmt Date                            Apr05       Apr05        Apr05
Last Princ Pmt Date                             Dec11       Dec09        Sep08
-------------------------------------------------------------------------------
                         Scenario Name        30% CPR     40% CPR      50% CPR
                         ------------------------------------------------------
                         Prepay Rate           30 CPR      40 CPR       50 CPR
                         ------------------------------------------------------
                         Opt Redem                Y/Y         Y/Y          Y/Y
-------------------------------------------------------------------------------



Page 1: Generated by INTEXdesktop 3/17/2005 02:38 PM

      Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.~~The content is for informational purposes only and is not an offer, recommendation, or solicitation to purchase, ~~hold, or sell any security.~~

CWALT-0514-TS1, Class 3A1:Price/Yield


Deal Information
----------------
Deal Type:        Whole Loan           Gross WAC:       2.515   Orig Deal Bal:     $1,257,189,980.96    WA Rem Term:     360
Cur Deal Bal:     $1,257,189,980.96    WA Amort Term:   360     Orig Collat Bal:   $1,257,189,980.96    Pricing Speed:   25 CPB
Cur Collat Bal:   $1,257,189,980.96    At Pricing               Deal Closed:       03/30/2005           Next Pay:        04/25/2005
First Pay:        04/25/2005



Tranche Information
-------------------
Tranche                    3A1               Coupon               2.051           Type
Cur Balance                161,438,000.00    Factor               1.0000          Delay
Group                      3                 Accum Writedown      0.00            Orig Support (%)
Accum Int Shortfall        0.00              Int Rate Used        FORMULA         Floater Floor
Freq                       Monthly           Contrib WAC          2.438           Ground Group
Daycount                   30/360            Cur Support ($)      89,662,251.51   Orig Support ($)
Orig Basis                 1,156,921,251.51  Cur Subordinate      89,662,251.51   Orig Subordinate
Orig Guaranty              0.00              Cur Letter           0.00            Orig Letter
Orig Reserve               0.00              Cur Excess Interest  23,180.08       Orig Excess Interest
Orig OC                    No                Cur Fully Insured    No              Orig Fully Insured
Orig Writedown by Rules


Tranche Information
-------------------
Tranche                          SEN_FLT           Orig Balance             161,438,000.00
Cur Balance                      24                Accrual Date             03/01/2005
Group                            7.75              Cur Support (%)          7.75
Accum Int Shortfall              0.000             Floater Cap              999.000000
Freq                             3                 Business Day             None
Daycount                         89,662,251.51     Cur Basis                1,156,921,251.51
Orig Basis                       89,662,251.51     Cur Guaranty             0.00
Orig Guaranty                    0.00              Cur Reserve              0.00
Orig Reserve                     0.00              Cur OC                   0.00
Orig OC                          No                Cur Writedown by Rules   No
Orig Writedown by Rules



------------------------------------------------------------------------------------------------------
                                            5% CPR       10% CPR      15% CPR     20% CPR     25% CPR
------------------------------------------------------------------------------------------------------
Yield                    100.8125            5.648        5.438        5.239       5.039       4.835
                         100.84375           5.644        5.433        5.232       5.030       4.823
                         100.875             5.640        5.428        5.225       5.021       4.812
                         100.90625           5.636        5.422        5.218       5.012       4.800
                         100.9375            5.633        5.417        5.211       5.003       4.789
                         100.96875           5.629        5.412        5.204       4.994       4.778
                         101                 5.625        5.406        5.196       4.984       4.766
                         101.03125           5.621        5.401        5.189       4.975       4.755
                         101.0625            5.618        5.396        5.182       4.966       4.744
------------------------------------------------------------------------------------------------------
WAL                                         12.757        7.844        5.363       3.972       3.085
Mod Durn                                     8.290        5.800        4.319       3.372       2.714
First Princ Pmt Date                         Apr05        Apr05        Apr05       Apr05       Apr05
Last Princ Pmt Date                          Dec30        May24        Dec18       Aug15       Jun13
------------------------------------------------------------------------------------------------------
                         Scenario Name      5% CPR      10% CPR      15% CPR     20% CPR     25% CPR
                         -----------------------------------------------------------------------------
                         Prepay Rate         5 CPR       10 CPR       15 CPR      20 CPR      25 CPR
                         -----------------------------------------------------------------------------
                         Opt Redem             Y/Y          Y/Y          Y/Y         Y/Y         Y/Y
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                              30% CPR      40% CPR     50% CPR
-------------------------------------------------------------------------------
Yield                    100.8125               4.626       4.209        3.783
                         100.84375              4.613       4.189        3.757
                         100.875                4.599       4.170        3.730
                         100.90625              4.585       4.150        3.704
                         100.9375               4.571       4.131        3.678
                         100.96875              4.557       4.111        3.652
                         101                    4.543       4.092        3.626
                         101.03125              4.529       4.072        3.600
                         101.0625               4.516       4.053        3.574
-------------------------------------------------------------------------------
WAL                                             2.474       1.704        1.243
Mod Durn                                        2.232       1.589        1.183
First Princ Pmt Date                            Apr05       Apr05        Apr05
Last Princ Pmt Date                             Dec11       Dec09        Sep08
-------------------------------------------------------------------------------
                         Scenario Name        30% CPR     40% CPR      50% CPR
                         ------------------------------------------------------
                         Prepay Rate           30 CPR      40 CPR       50 CPR
                         ------------------------------------------------------
                         Opt Redem                Y/Y         Y/Y          Y/Y
-------------------------------------------------------------------------------



Page 1: Generated by INTEXdesktop 3/17/2005 02:38 PM

      Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.~~The content is for informational purposes only and is not an offer, recommendation, or solicitation to purchase, ~~hold, or sell any security.~~

CWALT-0514-TS1, Class 3A1:Price/Yield


Deal Information
----------------
Deal Type:        Whole Loan           Gross WAC:       2.515   Orig Deal Bal:     $1,257,189,980.96    WA Rem Term:     360
Cur Deal Bal:     $1,257,189,980.96    WA Amort Term:   360     Orig Collat Bal:   $1,257,189,980.96    Pricing Speed:   25 CPB
Cur Collat Bal:   $1,257,189,980.96    At Pricing               Deal Closed:       03/30/2005           Next Pay:        04/25/2005
First Pay:        04/25/2005



Tranche Information
-------------------
Tranche                    3A1               Coupon               2.051           Type
Cur Balance                161,438,000.00    Factor               1.0000          Delay
Group                      3                 Accum Writedown      0.00            Orig Support (%)
Accum Int Shortfall        0.00              Int Rate Used        FORMULA         Floater Floor
Freq                       Monthly           Contrib WAC          2.438           Ground Group
Daycount                   30/360            Cur Support ($)      89,662,251.51   Orig Support ($)
Orig Basis                 1,156,921,251.51  Cur Subordinate      89,662,251.51   Orig Subordinate
Orig Guaranty              0.00              Cur Letter           0.00            Orig Letter
Orig Reserve               0.00              Cur Excess Interest  23,180.08       Orig Excess Interest
Orig OC                    0.00              Cur Fully Insured    No              Orig Fully Insured
Orig Writedown by Rules


Tranche Information
-------------------
Tranche                          SEN_FLT           Orig Balance             161,438,000.00
Cur Balance                      24                Accrual Date             03/01/2005
Group                            7.75              Cur Support (%)          7.75
Accum Int Shortfall              0.000             Floater Cap              999.000000
Freq                             3                 Business Day             None
Daycount                         89,662,251.51     Cur Basis                1,156,921,251.51
Orig Basis                       89,662,251.51     Cur Guaranty             0.00
Orig Guaranty                    0.00              Cur Reserve              0.00
Orig Reserve                     0.00              Cur OC                   0.00
Orig OC                          No                Cur Writedown by Rules   No
Orig Writedown by Rules




------------------------------------------------------------------------------------------------------
                                            5% CPR       10% CPR      15% CPR     20% CPR     25% CPR
------------------------------------------------------------------------------------------------------
Yield                    101                 5.625        5.406        5.196       4.984       4.766
Disc Margin              101                 51.16        45.30        39.69       32.39       23.13
------------------------------------------------------------------------------------------------------
WAL                                         12.757        7.844        5.363       3.972       3.085
Mod Durn                                     8.293        5.803        4.321       3.374       2.715
First Princ Pmt Date                         Apr05        Apr05        Apr05       Apr05       Apr05
Last Princ Pmt Date                          Dec30        May24        Dec18       Aug15       Jun13
------------------------------------------------------------------------------------------------------
                         Scenario Name      5% CPR      10% CPR      15% CPR     20% CPR     25% CPR
                         -----------------------------------------------------------------------------
                         Prepay Rate         5 CPR       10 CPR       15 CPR      20 CPR      25 CPR
                         -----------------------------------------------------------------------------
                         Opt Redem             Y/Y          Y/Y          Y/Y         Y/Y         Y/Y
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                              30% CPR      40% CPR     50% CPR     BSAM RAMP
-------------------------------------------------------------------------------------------------
Yield                    101                    4.543       4.092        3.626          5.032
Disc Margin              101                    12.13      -12.90       -41.50          38.18
-------------------------------------------------------------------------------------------------
WAL                                             2.474       1.704        1.243          4.584
Mod Durn                                        2.233       1.590        1.184          3.931
First Princ Pmt Date                            Apr05       Apr05        Apr05          Apr05
Last Princ Pmt Date                             Dec11       Dec09        Sep08          Aug14
-------------------------------------------------------------------------------------------------
                         Scenario Name        30% CPR     40% CPR      50% CPR     BSAM RAMP
                         ------------------------------------------------------------------------
                         Prepay Rate           30 CPR      40 CPR       50 CPR      5...  CPR
                         ------------------------------------------------------------------------
                         Opt Redem                Y/Y         Y/Y          Y/Y            Y/Y
-------------------------------------------------------------------------------------------------



Page 1: Generated by INTEXdesktop 3/17/2005 02:16 PM

      Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.~~The content is for informational purposes only and is not an offer, recommendation, or solicitation to purchase, ~~hold, or sell any security.~~

CWALT-0514-TS2, Class 3A1:Price/Yield


Deal Information
----------------
Deal Type:        Whole Loan           Gross WAC:       2.515   Orig Deal Bal:     $1,257,189,980.96    WA Rem Term:     360
Cur Deal Bal:     $1,257,189,980.96    WA Amort Term:   360     Orig Collat Bal:   $1,257,189,980.96    Pricing Speed:   25 CPB
Cur Collat Bal:   $1,257,189,980.96    At Pricing               Deal Closed:       03/30/2005           Next Pay:        04/25/2005
First Pay:        04/25/2005




Tranche Information
-------------------
Tranche                    3A1               Coupon               2.051           Type
Cur Balance                161,438,000.00    Factor               1.0000          Delay
Group                      3                 Accum Writedown      0.00            Orig Support (%)
Accum Int Shortfall        0.00              Int Rate Used        FORMULA         Floater Floor
Freq                       Monthly           Contrib WAC          2.438           Ground Group
Daycount                   30/360            Cur Support ($)      89,662,251.51   Orig Support ($)
Orig Basis                 1,156,921,251.51  Cur Subordinate      89,662,251.51   Orig Subordinate
Orig Guaranty              0.00              Cur Letter           0.00            Orig Letter
Orig Reserve               0.00              Cur Excess Interest  23,180.08       Orig Excess Interest
Orig OC                    0.00              Cur Fully Insured    No              Orig Fully Insured
Orig Writedown by Rules    No


Tranche Information
-------------------
Tranche                          SEN_FLT           Orig Balance             161,438,000.00
Cur Balance                      24                Accrual Date             03/01/2005
Group                            7.75              Cur Support (%)          7.75
Accum Int Shortfall              0.000             Floater Cap              999.000000
Freq                             3                 Business Day             None
Daycount                         89,662,251.51     Cur Basis                1,156,921,251.51
Orig Basis                       89,662,251.51     Cur Guaranty             0.00
Orig Guaranty                    0.00              Cur Reserve              0.00
Orig Reserve                     0.00              Cur OC                   0.00
Orig OC                          No                Cur Writedown by Rules   No
Orig Writedown by Rules




------------------------------------------------------------------------------------------------------
                                            5  CPR       10  CPR      15  CPR     20  CPR     25  CPR
------------------------------------------------------------------------------------------------------
Yield                    104.359375          4.580        4.328        4.044       3.734       3.390
Disc Margin              104.359375         172.73       147.94       120.04       89.49       55.65
------------------------------------------------------------------------------------------------------
WAL                                         11.495        7.226        5.040       3.777       2.954
Mod Durn                                     7.992        5.622        4.215       3.309       2.674
First Princ Pmt Date                         Apr05        Apr05        Apr05       Apr05       Apr05
Last Princ Pmt Date                          Sep29        Jan23        Mar18       Feb15       Jan13
------------------------------------------------------------------------------------------------------
                         Prepay Rate         5 CPR       10 CPR       15 CPR      20 CPR      25 CPR
                         -----------------------------------------------------------------------------
                         Opt Redem             Y/Y          Y/Y          Y/Y         Y/Y         Y/Y
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                              30  CPR      40  CPR     50  CPR
-------------------------------------------------------------------------------
Yield                    104.359375             3.017       2.178        1.118
Disc Margin              104.359375             18.86      -64.22      -162.53
-------------------------------------------------------------------------------
WAL                                             2.388       1.666        1.227
Mod Durn                                        2.213       1.595        1.201
First Princ Pmt Date                            Apr05       Apr05        Apr05
Last Princ Pmt Date                             Aug11       Oct09        Aug08
-------------------------------------------------------------------------------
                         Prepay Rate           30 CPR      40 CPR       50 CPR
                         ------------------------------------------------------
                         Opt Redem                Y/Y         Y/Y          Y/Y
-------------------------------------------------------------------------------



Page 1: Generated by INTEXdesktop 3/16/2005 03:11 PM

      Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.~~The content is for informational purposes only and is not an offer, recommendation, or solicitation to purchase, ~~hold, or sell any security.~~

CWALT 05-14 - Price/Yield - 2A1                      Banc of America Securities
                                                                [Logo omitted]



Balance        $404,054,000.00   Delay             0                 Index
Coupon         3.02              Dated             3/30/2005         Mult / Margin
Settle         3/30/2005         First Payment     4/25/2005         Cap / Floor



Balance        LIBOR_1MO               WAC(2)    2.245751837   WAM(2)     360
Coupon         1 / .21                 NET(2)     1.85310971   WALA(2)      0
Settle         10.5 / .21



Price                                      1                2               3               4            5
                                       Yield            Yield           Yield           Yield        Yield
                     100.00000         5.331            5.169           5.013           4.871        4.743

                           WAL        13.153            8.041           5.470           4.035        3.125
                      Mod Durn         8.805            6.096           4.493           3.481        2.787
        Principal Window Begin     4/25/2005        4/25/2005       4/25/2005       4/25/2005    4/25/2005
          Principal Window End    12/25/2030        5/25/2024      12/25/2018       8/25/2015    6/25/2013

                        Prepay         5 CPR           10 CPR          15 CPR          20 CPR       25 CPR
           Optional Redemption    Call (Y,Y)       Call (Y,Y)      Call (Y,Y)      Call (Y,Y)   Call (Y,Y)


Price                                      6           7            8
                                       Yield       Yield        Yield
                     100.00000         4.629       4.427        4.245

                           WAL         2.501       1.717        1.250
                      Mod Durn         2.283       1.616        1.199
        Principal Window Begin     4/25/2005   4/25/2005    4/25/2005
          Principal Window End    12/25/2011  12/25/2009    9/25/2008

                        Prepay        30 CPR      40 CPR       50 CPR
           Optional Redemption    Call (Y,Y)  Call (Y,Y)   Call (Y,Y)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT 05-14 - Price/Yield - 4A1                      Banc of America Securities
                                                                [Logo omitted]



Balance        $139,438,000.00   Delay             0                 Index
Coupon         3.03              Dated             3/30/2005         Mult / Margin
Settle         3/30/2005         First Payment     4/25/2005         Cap / Floor


Balance        LIBOR_1MO               WAC(4)    1.960868664   WAM(4)     360
Coupon         1 / .22                 NET(4)    1.573441776   WALA(4)      0
Settle         10.5 / .22




Price                                      1                2               3               4            5
                                       Yield            Yield           Yield           Yield        Yield
                     100.00000         5.337            5.177           5.020           4.879        4.751

                           WAL        12.996            7.967           5.430           4.009        3.107
                      Mod Durn         8.715            6.045           4.462           3.459        2.770
        Principal Window Begin     4/25/2005        4/25/2005       4/25/2005       4/25/2005    4/25/2005
          Principal Window End    12/25/2030        5/25/2024      12/25/2018       8/25/2015    6/25/2013

                        Prepay         5 CPR           10 CPR          15 CPR          20 CPR       25 CPR
           Optional Redemption    Call (Y,Y)       Call (Y,Y)      Call (Y,Y)      Call (Y,Y)   Call (Y,Y)


Price                                      6           7            8
                                       Yield       Yield        Yield
                     100.00000         4.637       4.435        4.254

                           WAL         2.487       1.708        1.244
                      Mod Durn         2.270       1.607        1.193
        Principal Window Begin     4/25/2005   4/25/2005    4/25/2005
          Principal Window End    12/25/2011  12/25/2009    9/25/2008

                        Prepay        30 CPR      40 CPR       50 CPR
           Optional Redemption    Call (Y,Y)  Call (Y,Y)   Call (Y,Y)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT 05-14 - Excess Spread   1                      Banc of America Securities
                                                                [Logo omitted]

Prepay:  20 CPR
Run To CALL
LIBOR_1MO=2.81 LIBOR_1YR=3.65 MTA_1YR=2.171 COFI_11=2.183 CMT_1YR=3.25
There is no excess spread to cover losses.
Money due to the 2X will be available to cover Interest Shortfalls and Carryforward amounts on the 2A1 and 2A2
Money due to the 4X will be available to cover Interest Shortfalls and Carryforward amounts on the 4A1 and 4A2


Period            Date         2X Interest     2X EffectiveCoupon    4X Interest      4X EffectiveCoupon
Total                          50,072,613.43                         12,889,175.67

0              Mar30,2005               0.00          0.000000000             0.00           0.000000000
1              Apr25,2005               0.00          0.000000000             0.00           0.000000000
2              May25,2005         345,323.42          0.628331252        24,879.89           0.131285780
3              Jun25,2005         855,664.95          1.588268524       237,432.93           1.278126765
4              Jul25,2005       1,071,167.30          2.027919696       287,143.99           1.576726541
5              Aug25,2005       1,025,988.67          1.980595991       265,056.57           1.484428098
6              Sep25,2005       1,006,226.93          1.980621157       259,877.53           1.484440729
7              Oct25,2005       1,037,321.24          2.082013072       272,299.08           1.586453412
8              Nov25,2005         967,753.56          1.980671739       249,797.64           1.484466142
9              Dec25,2005         997,598.13          2.082063822       261,720.31           1.586478925
10             Jan25,2006         930,638.76          1.980722657       240,077.57           1.484491755
11             Feb25,2006         912,575.65          1.980748242       235,348.41           1.484504638
12             Mar25,2006       1,032,214.37          2.284873908       278,258.95           1.790517575
13             Apr25,2006         877,403.49          1.980799655       226,142.81           1.484530176
14             May25,2006         904,042.40          2.082195573       236,824.25           1.586544539
15             Jun25,2006         842,957.94          1.980856155       217,135.68           1.484557745
16             Jul25,2006         868,470.63          2.082250171       227,371.63           1.586571011
17             Aug25,2006         809,728.91          1.980910956       208,452.15           1.484584329
18             Sep25,2006         793,562.16          1.980938510       204,228.67           1.484597706
19             Oct25,2006         817,481.21          2.082332833       213,828.73           1.586611140
20             Nov25,2006         762,097.34          1.980993927       196,011.10           1.484624628
21             Dec25,2006         785,001.15          2.082388455       205,206.30           1.586638176
22             Jan25,2007         731,756.04          1.981049755       188,090.16           1.484651778
23             Feb25,2007         716,994.06          1.981077825       184,237.56           1.484665439
24             Mar25,2007         810,331.46          2.285205997       217,647.85           1.790679162
25             Apr25,2007         688,258.47          1.981134270       176,740.53           1.484692528
26             May25,2007         708,554.28          2.082533064       184,927.37           1.586707833
27             Jun25,2007         660,119.52          1.981196408       169,405.33           1.484721904
28             Jul25,2007         679,501.53          2.082593211       177,231.14           1.586736042
29             Aug25,2007         632,986.25          1.981256808       162,336.88           1.484750241
30             Sep25,2007         619,789.85          1.981287197       158,900.15           1.484764507
31             Oct25,2007         637,880.65          2.082684381       166,211.05           1.586778839
32             Nov25,2007         594,115.08          1.981348361       152,215.70           1.484793233
33             Dec25,2007         611,383.88          2.082745801       159,198.98           1.586807696
34             Jan25,2008         569,368.75          1.981410038       145,775.60           1.484822222
35             Feb25,2008         557,333.20          1.981441070       142,644.38           1.484836816
36             Mar25,2008         601,331.55          2.184205565       158,746.22           1.688851479
37             Apr25,2008         533,913.07          1.981503521       136,553.34           1.484865768
38             May25,2008         549,073.01          2.082905744       142,724.42           1.586882198
39             Jun25,2008         510,994.21          1.981572392       130,602.79           1.484897308
40             Jul25,2008         525,416.04          2.082972531       136,482.84           1.586912496
41             Aug25,2008         490,603.39          1.981639497       125,314.81           1.484927756
42             Sep25,2008         481,530.60          1.981673288       122,964.07           1.484943094
43             Oct25,2008         496,800.81          2.083073907       128,945.03           1.586958509
44             Nov25,2008         463,884.86          1.981741354       118,393.49           1.484973998
45             Dec25,2008         478,594.38          2.083142296       124,151.60           1.586989567
46             Jan25,2009         446,885.19          1.981810069       113,992.10           1.485005211
47             Feb25,2009         438,620.21          1.981844672       111,852.89           1.485020934
48             Mar25,2009         496,565.20          2.285979437       132,368.99           1.791036739
49             Apr25,2009         422,542.87          1.981914369       107,692.99           1.485052146
50             May25,2009         435,794.13          2.083320722       112,891.71           1.587069935
51             Jun25,2009         406,778.42          1.981991367       103,617.55           1.485086308
52             Jul25,2009         419,524.96          2.083395546       108,617.74           1.587102773
53             Aug25,2009         391,591.52          1.982066595        99,694.14           1.485119326
54             Sep25,2009         384,210.81          1.982104514        97,788.00           1.485135970
55             Oct25,2009         396,246.55          2.083509303       102,505.59           1.587152707
56             Nov25,2009         369,861.71          1.982180967        94,083.37           1.485169533
57             Dec25,2009         381,445.58          2.083586171        98,621.41           1.587186454
58             Jan25,2010         356,045.42          1.982258251        90,517.81           1.485203466
59             Feb25,2010         349,330.88          1.982297208        88,785.56           1.485220572
60             Mar25,2010         395,320.54          2.286436374       105,028.30           1.791237777
61             Apr25,2010         336,267.83          1.982375498        85,417.23           1.485253301
62             May25,2010         346,454.40          2.083763477        89,456.24           1.587265158
63             Jun25,2010         323,023.21          1.982399339        82,027.57           1.485268675
64             Jul25,2010         332,761.28          2.083768540        85,900.50           1.587272203
65             Aug25,2010         310,250.19          1.982404414        78,765.57           1.485275735
66             Sep25,2010         304,049.89          1.982406961        77,182.38           1.485279276
67             Oct25,2010         313,206.71          2.083776180        80,824.06           1.587282827
68             Nov25,2010         292,009.88          1.982412074        74,108.57           1.485286382
69             Dec25,2010         300,798.05          2.083781305        77,603.61           1.587289949
70             Jan25,2011         280,435.38          1.982417211        71,154.25           1.485293520
71             Feb25,2011         274,817.13          1.982419789        69,720.46           1.485297100
72             Mar25,2011         310,620.14          2.286522371        82,389.00           1.791300693
73             Apr25,2011         263,907.90          1.982424963        66,936.86           1.485304285
74             May25,2011         271,836.27          2.083794226        70,089.93           1.587307891
75             Jun25,2011         253,421.14          1.982430163        64,261.65           1.485311501
76             Jul25,2011         261,028.92          2.083799438        67,287.22           1.587315122
77             Aug25,2011         243,340.76          1.982435388        61,690.67           1.485318749
78             Sep25,2011         238,448.11          1.982438009        60,443.02           1.485322385
79             Oct25,2011         245,598.40          2.083807304        63,286.68           1.587326030
80             Nov25,2011         228,948.45          1.982443272        58,020.97           1.485329680
81             Dec25,2011         235,808.67          2.083812579        60,749.29           1.587333341
82             Jan25,2012         219,817.55          1.982448561        55,693.45           1.485337007
83             Feb25,2012         215,385.97          1.982451215        54,564.01           1.485340682
84             Mar25,2012         232,623.23          2.185187207        60,798.72           1.689344369
85             Apr25,2012         206,781.98          1.982456541        52,371.55           1.485348058
86             May25,2012         212,965.89          2.083825881        54,831.01           1.587351759
87             Jun25,2012         198,512.57          1.982461894        50,264.83           1.485355465
88             Jul25,2012         204,444.39          2.083831246        52,624.08           1.587359182
89             Aug25,2012         190,564.95          1.982467273        48,240.55           1.485362904
90             Sep25,2012         186,707.95          1.982469972        47,258.33           1.485366636
91             Oct25,2012         192,280.14          2.083839343        49,474.64           1.587370378
92             Nov25,2012         179,220.11          1.982475390        45,351.81           1.485374124
93             Dec25,2012         184,564.32          2.083844774        47,477.52           1.587377882
94             Jan25,2013         172,024.18          1.982480834        43,520.03           1.485381645
95             Feb25,2013         168,532.17          1.982483566        42,631.27           1.485385417
96             Mar25,2013         190,435.59          2.286586302        50,363.00           1.791389202
97             Apr25,2013         161,753.30          1.982489049        40,906.27           1.485392987
98             May25,2013         166,566.20          2.083858467        42,820.85           1.587396785
99             Jun25,2013         155,239.20          1.982494560        39,249.03           1.485400589
100            Jul25,2013         159,854.14          2.083863991        41,084.95           1.587404404
101            Aug25,2013         148,979.74          1.982500097        37,656.94           1.485408224
102            Sep25,2013         145,942.43          1.982502876        36,884.54           1.485412054
103            Oct25,2013         150,275.04          2.083872327        38,608.28           1.587415894
104            Nov25,2013         140,046.73          1.982508453        35,385.51           1.485419739
105            Dec25,2013         144,200.41          2.083877918        37,038.17           1.587423595
106            Jan25,2014         134,381.94          1.982514058        33,945.53           1.485427457
107            Feb25,2014         131,633.36          1.982516870        33,246.97           1.485431328
108            Mar25,2014         148,717.28          2.286619688        39,270.17           1.791435212
109            Apr25,2014         126,298.44          1.982522516        31,891.33           1.485439096
110            May25,2014         130,035.31          2.083892015        33,378.41           1.587442994
111            Jun25,2014         121,172.90          1.982528189        30,589.20           1.485446897
112            Jul25,2014         124,754.54          2.083897702        32,014.63           1.587450812
113            Aug25,2014         116,248.70          1.982533890        29,338.53           1.485454732
114            Sep25,2014         113,859.67          1.982536751        28,731.87           1.485458662
115            Oct25,2014         117,219.98          2.083906284        30,069.39           1.587462602
116            Nov25,2014         109,223.05          1.982542493        27,554.67           1.485466548
117            Dec25,2014         112,443.15          2.083912041        28,836.50           1.587470504
118            Jan25,2015         104,768.96          1.982548264        26,424.08           1.485474467
119            Feb25,2015         102,608.15          1.982551159        25,875.71           1.485478439



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT 05-14 2A1                                      Banc of America Securities
                                                                [Logo omitted]


Assumptions:
Indices @ 20%
To Call
                                    5 CPR                5 CPR                      10 CPR                10 CPR
                                                         Group 2 Collateral                               Group 2 Collateral
Period              Date            Effective Coupon     Net Rate (Actual/260)      Effective Coupon      Net Rate (Actual/260)
Total

                  0     30-Mar-2005                0.000                      0.000                 0.000                     0.000
                  1     25-Apr-2005                2.138                      1.793                 2.138                     1.793
                  2     25-May-2005               11.276                      8.203                11.279                     8.202
                  3     25-Jun-2005                9.560                      8.443                 9.571                     8.442
                  4     25-Jul-2005               10.677                      9.442                10.865                     9.442
                  5     25-Aug-2005               10.356                      9.250                10.646                     9.250
                  6     25-Sep-2005               10.032                      9.250                10.342                     9.250
                  7     25-Oct-2005               10.589                      9.558                10.940                     9.558
                  8     25-Nov-2005                9.969                      9.250                10.331                     9.250
                  9     25-Dec-2005               10.520                      9.558                10.886                     9.558
                 10     25-Jan-2006               10.186                      9.250                10.500                     9.250
                 11     25-Feb-2006                9.272                      9.250                 9.679                     9.250
                 12     25-Mar-2006               11.088                     10.241                11.421                    10.241
                 13     25-Apr-2006               10.130                      9.250                10.302                     9.250
                 14     25-May-2006               10.687                      9.558                10.707                     9.558
                 15     25-Jun-2006               10.085                      9.250                10.291                     9.250
                 16     25-Jul-2006               10.621                      9.558                10.718                     9.558
                 17     25-Aug-2006               10.283                      9.250                10.500                     9.250
                 18     25-Sep-2006                9.994                      9.250                10.275                     9.250
                 19     25-Oct-2006               10.521                      9.558                10.736                     9.558
                 20     25-Nov-2006                9.934                      9.250                10.264                     9.250
                 21     25-Dec-2006               10.455                      9.558                10.747                     9.558
                 22     25-Jan-2007               10.120                      9.250                10.500                     9.250
                 23     25-Feb-2007                9.309                      9.250                 9.652                     9.250
                 24     25-Mar-2007               11.031                     10.241                11.450                    10.241
                 25     25-Apr-2007               10.113                      9.250                10.237                     9.250
                 26     25-May-2007               10.643                      9.558                10.775                     9.558
                 27     25-Jun-2007               10.063                      9.250                10.227                     9.250
                 28     25-Jul-2007               10.572                      9.558                10.786                     9.558
                 29     25-Aug-2007               10.233                      9.250                10.479                     9.250
                 30     25-Sep-2007                9.975                      9.250                10.211                     9.250
                 31     25-Oct-2007               10.624                      9.558                10.774                     9.558
                 32     25-Nov-2007               10.083                      9.250                10.202                     9.250
                 33     25-Dec-2007               10.603                      9.558                10.763                     9.558
                 34     25-Jan-2008               10.284                      9.250                10.448                     9.250
                 35     25-Feb-2008                9.827                      9.250                 9.915                     9.250
                 36     25-Mar-2008               10.902                      9.887                11.074                     9.887
                 37     25-Apr-2008               10.042                      9.250                10.178                     9.250
                 38     25-May-2008               10.552                      9.558                10.733                     9.558
                 39     25-Jun-2008               10.026                      9.250                10.168                     9.250
                 40     25-Jul-2008               10.532                      9.558                10.720                     9.558
                 41     25-Aug-2008               10.213                      9.250                10.405                     9.250
                 42     25-Sep-2008               10.002                      9.250                10.153                     9.250
                 43     25-Oct-2008               10.501                      9.558                10.700                     9.558
                 44     25-Nov-2008                9.986                      9.250                10.142                     9.250
                 45     25-Dec-2008               10.482                      9.558                10.687                     9.558
                 46     25-Jan-2009               10.163                      9.250                10.372                     9.250
                 47     25-Feb-2009                9.546                      9.250                 9.604                     9.250
                 48     25-Mar-2009               11.137                     10.241                11.351                    10.241
                 49     25-Apr-2009                9.948                      9.250                10.117                     9.250
                 50     25-May-2009               10.434                      9.558                10.655                     9.558
                 51     25-Jun-2009                9.934                      9.250                10.107                     9.250
                 52     25-Jul-2009               10.415                      9.558                10.642                     9.558
                 53     25-Aug-2009               10.097                      9.250                10.328                     9.250
                 54     25-Sep-2009                9.912                      9.250                10.092                     9.250
                 55     25-Oct-2009               10.388                      9.558                10.623                     9.558
                 56     25-Nov-2009                9.898                      9.250                10.082                     9.250
                 57     25-Dec-2009               10.370                      9.558                10.611                     9.558
                 58     25-Jan-2010               10.052                      9.250                10.296                     9.250
                 59     25-Feb-2010                9.512                      9.250                 9.580                     9.250
                 60     25-Mar-2010               11.028                     10.241                11.274                    10.241
                 61     25-Apr-2010                9.864                      9.250                10.057                     9.250
                 62     25-May-2010               10.327                      9.558                10.579                     9.558
                 63     25-Jun-2010                9.852                      9.250                10.050                     9.250
                 64     25-Jul-2010               10.314                      9.558                10.572                     9.558
                 65     25-Aug-2010                9.998                      9.250                10.260                     9.250
                 66     25-Sep-2010                9.837                      9.250                10.041                     9.250
                 67     25-Oct-2010               10.294                      9.558                10.561                     9.558
                 68     25-Nov-2010                9.827                      9.250                10.035                     9.250
                 69     25-Dec-2010               10.282                      9.558                10.554                     9.558
                 70     25-Jan-2011                9.967                      9.250                10.242                     9.250
                 71     25-Feb-2011                9.486                      9.250                 9.563                     9.250
                 72     25-Mar-2011               10.948                     10.241                11.226                    10.241
                 73     25-Apr-2011                9.803                      9.250                10.022                     9.250
                 74     25-May-2011               10.252                      9.558                10.536                     9.558
                 75     25-Jun-2011                9.793                      9.250                10.016                     9.250
                 76     25-Jul-2011               10.240                      9.558                10.530                     9.558
                 77     25-Aug-2011                9.925                      9.250                10.218                     9.250
                 78     25-Sep-2011                9.780                      9.250                10.008                     9.250
                 79     25-Oct-2011               10.223                      9.558                10.520                     9.558
                 80     25-Nov-2011                9.771                      9.250                10.003                     9.250
                 81     25-Dec-2011               10.212                      9.558                10.513                     9.558
                 82     25-Jan-2012                9.897                      9.250                10.202                     9.250
                 83     25-Feb-2012                9.616                      9.250                 9.780                     9.250
                 84     25-Mar-2012               10.526                      9.887                10.833                     9.887
                 85     25-Apr-2012                9.750                      9.250                 9.991                     9.250
                 86     25-May-2012               10.185                      9.558                10.497                     9.558
                 87     25-Jun-2012                9.741                      9.250                 9.986                     9.250
                 88     25-Jul-2012               10.174                      9.558                10.491                     9.558
                 89     25-Aug-2012                9.860                      9.250                10.180                     9.250
                 90     25-Sep-2012                9.729                      9.250                 9.979                     9.250
                 91     25-Oct-2012               10.159                      9.558                10.482                     9.558
                 92     25-Nov-2012                9.721                      9.250                 9.974                     9.250
                 93     25-Dec-2012               10.149                      9.558                10.476                     9.558
                 94     25-Jan-2013                9.835                      9.250                10.165                     9.250
                 95     25-Feb-2013                9.446                      9.250                 9.539                     9.250
                 96     25-Mar-2013               10.818                     10.241                11.150                    10.241
                 97     25-Apr-2013                9.702                      9.250                 9.961                     9.250
                 98     25-May-2013               10.125                      9.558                10.459                     9.558
                 99     25-Jun-2013                9.695                      9.250                 9.954                     9.250
                100     25-Jul-2013               10.115                      9.558                10.450                     9.558
                101     25-Aug-2013                9.802                      9.250                10.138                     9.250
                102     25-Sep-2013                9.684                      9.250                 9.944                     9.250
                103     25-Oct-2013               10.102                      9.558                10.437                     9.558
                104     25-Nov-2013                9.677                      9.250                 9.938                     9.250
                105     25-Dec-2013               10.093                      9.558                10.429                     9.558
                106     25-Jan-2014                9.780                      9.250                10.117                     9.250
                107     25-Feb-2014                9.429                      9.250                 9.523                     9.250
                108     25-Mar-2014               10.764                     10.241                11.099                    10.241
                109     25-Apr-2014                9.660                      9.250                 9.922                     9.250
                110     25-May-2014               10.071                      9.558                10.409                     9.558
                111     25-Jun-2014                9.654                      9.250                 9.915                     9.250
                112     25-Jul-2014               10.063                      9.558                10.400                     9.558
                113     25-Aug-2014                9.750                      9.250                10.088                     9.250
                114     25-Sep-2014                9.644                      9.250                 9.906                     9.250
                115     25-Oct-2014               10.051                      9.558                10.388                     9.558
                116     25-Nov-2014                9.638                      9.250                 9.899                     9.250
                117     25-Dec-2014               10.043                      9.558                10.381                     9.558
                118     25-Jan-2015                9.730                      9.250                10.068                     9.250
                119     25-Feb-2015                9.415                      9.250                 9.508                     9.250
                120     25-Mar-2015               10.263                     10.241                10.241                    10.241
                121     25-Apr-2015                9.270                      9.250                 9.250                     9.250
                122     25-May-2015                9.580                      9.558                 9.558                     9.558
                123     25-Jun-2015                9.271                      9.250                 9.250                     9.250
                124     25-Jul-2015                9.580                      9.558                 9.558                     9.558
                125     25-Aug-2015                9.271                      9.250                 9.250                     9.250
                126     25-Sep-2015                9.271                      9.250                 9.250                     9.250
                127     25-Oct-2015                9.580                      9.558                 9.558                     9.558
                128     25-Nov-2015                9.271                      9.250                 9.250                     9.250
                129     25-Dec-2015                9.580                      9.558                 9.558                     9.558
                130     25-Jan-2016                9.271                      9.250                 9.250                     9.250
                131     25-Feb-2016                9.272                      9.250                 9.250                     9.250
                132     25-Mar-2016                9.911                      9.887                 9.887                     9.887
                133     25-Apr-2016                9.272                      9.250                 9.250                     9.250
                134     25-May-2016                9.581                      9.558                 9.558                     9.558
                135     25-Jun-2016                9.272                      9.250                 9.250                     9.250
                136     25-Jul-2016                9.581                      9.558                 9.558                     9.558
                137     25-Aug-2016                9.272                      9.250                 9.250                     9.250
                138     25-Sep-2016                9.272                      9.250                 9.250                     9.250
                139     25-Oct-2016                9.582                      9.558                 9.558                     9.558
                140     25-Nov-2016                9.273                      9.250                 9.250                     9.250
                141     25-Dec-2016                9.582                      9.558                 9.558                     9.558
                142     25-Jan-2017                9.273                      9.250                 9.250                     9.250
                143     25-Feb-2017                9.273                      9.250                 9.250                     9.250
                144     25-Mar-2017               10.267                     10.241                10.241                    10.241
                145     25-Apr-2017                9.273                      9.250                 9.250                     9.250
                146     25-May-2017                9.583                      9.558                 9.558                     9.558
                147     25-Jun-2017                9.274                      9.250                 9.250                     9.250
                148     25-Jul-2017                9.583                      9.558                 9.558                     9.558
                149     25-Aug-2017                9.274                      9.250                 9.250                     9.250
                150     25-Sep-2017                9.274                      9.250                 9.250                     9.250
                151     25-Oct-2017                9.583                      9.558                 9.558                     9.558
                152     25-Nov-2017                9.274                      9.250                 9.250                     9.250
                153     25-Dec-2017                9.584                      9.558                 9.558                     9.558
                154     25-Jan-2018                9.275                      9.250                 9.250                     9.250
                155     25-Feb-2018                9.275                      9.250                 9.250                     9.250
                156     25-Mar-2018               10.269                     10.241                10.241                    10.241
                157     25-Apr-2018                9.275                      9.250                 9.250                     9.250
                158     25-May-2018                9.585                      9.558                 9.558                     9.558
                159     25-Jun-2018                9.276                      9.250                 9.250                     9.250
                160     25-Jul-2018                9.585                      9.558                 9.558                     9.558
                161     25-Aug-2018                9.276                      9.250                 9.250                     9.250
                162     25-Sep-2018                9.276                      9.250                 9.250                     9.250
                163     25-Oct-2018                9.585                      9.558                 9.558                     9.558
                164     25-Nov-2018                9.276                      9.250                 9.250                     9.250
                165     25-Dec-2018                9.586                      9.558                 9.558                     9.558
                166     25-Jan-2019                9.277                      9.250                 9.250                     9.250
                167     25-Feb-2019                9.277                      9.250                 9.250                     9.250
                168     25-Mar-2019               10.271                     10.241                10.241                    10.241
                169     25-Apr-2019                9.277                      9.250                 9.250                     9.250
                170     25-May-2019                9.587                      9.558                 9.558                     9.558
                171     25-Jun-2019                9.278                      9.250                 9.250                     9.250
                172     25-Jul-2019                9.587                      9.558                 9.558                     9.558
                173     25-Aug-2019                9.278                      9.250                 9.250                     9.250
                174     25-Sep-2019                9.278                      9.250                 9.250                     9.250
                175     25-Oct-2019                9.588                      9.558                 9.558                     9.558
                176     25-Nov-2019                9.279                      9.250                 9.250                     9.250
                177     25-Dec-2019                9.588                      9.558                 9.558                     9.558
                178     25-Jan-2020                9.279                      9.250                 9.250                     9.250
                179     25-Feb-2020                9.279                      9.250                 9.250                     9.250
                180     25-Mar-2020                9.919                      9.887                 9.887                     9.887
                181     25-Apr-2020                9.279                      9.250                 9.250                     9.250
                182     25-May-2020                9.589                      9.558                 9.558                     9.558
                183     25-Jun-2020                9.280                      9.250                 9.250                     9.250
                184     25-Jul-2020                9.589                      9.558                 9.558                     9.558
                185     25-Aug-2020                9.280                      9.250                 9.250                     9.250
                186     25-Sep-2020                9.280                      9.250                 9.250                     9.250
                187     25-Oct-2020                9.590                      9.558                 9.558                     9.558
                188     25-Nov-2020                9.281                      9.250                 9.250                     9.250
                189     25-Dec-2020                9.590                      9.558                 9.558                     9.558
                190     25-Jan-2021                9.281                      9.250                 9.250                     9.250
                191     25-Feb-2021                9.282                      9.250                 9.250                     9.250
                192     25-Mar-2021               10.276                     10.241                10.241                    10.241
                193     25-Apr-2021                9.282                      9.250                 9.250                     9.250
                194     25-May-2021                9.592                      9.558                 9.558                     9.558
                195     25-Jun-2021                9.282                      9.250                 9.250                     9.250
                196     25-Jul-2021                9.592                      9.558                 9.558                     9.558
                197     25-Aug-2021                9.283                      9.250                 9.250                     9.250
                198     25-Sep-2021                9.283                      9.250                 9.250                     9.250
                199     25-Oct-2021                9.593                      9.558                 9.558                     9.558
                200     25-Nov-2021                9.284                      9.250                 9.250                     9.250
                201     25-Dec-2021                9.593                      9.558                 9.558                     9.558
                202     25-Jan-2022                9.284                      9.250                 9.250                     9.250
                203     25-Feb-2022                9.284                      9.250                 9.250                     9.250
                204     25-Mar-2022               10.279                     10.241                10.241                    10.241
                205     25-Apr-2022                9.285                      9.250                 9.250                     9.250
                206     25-May-2022                9.595                      9.558                 9.558                     9.558
                207     25-Jun-2022                9.285                      9.250                 9.250                     9.250
                208     25-Jul-2022                9.595                      9.558                 9.558                     9.558
                209     25-Aug-2022                9.286                      9.250                 9.250                     9.250
                210     25-Sep-2022                9.286                      9.250                 9.250                     9.250
                211     25-Oct-2022                9.596                      9.558                 9.558                     9.558
                212     25-Nov-2022                9.287                      9.250                 9.250                     9.250
                213     25-Dec-2022                9.597                      9.558                 9.558                     9.558
                214     25-Jan-2023                9.287                      9.250                 9.250                     9.250
                215     25-Feb-2023                9.288                      9.250                 9.250                     9.250
                216     25-Mar-2023               10.283                     10.241                10.241                    10.241
                217     25-Apr-2023                9.288                      9.250                 9.250                     9.250
                218     25-May-2023                9.598                      9.558                 9.558                     9.558
                219     25-Jun-2023                9.289                      9.250                 9.250                     9.250
                220     25-Jul-2023                9.599                      9.558                 9.558                     9.558
                221     25-Aug-2023                9.290                      9.250                 9.250                     9.250
                222     25-Sep-2023                9.290                      9.250                 9.250                     9.250
                223     25-Oct-2023                9.600                      9.558                 9.558                     9.558
                224     25-Nov-2023                9.291                      9.250                 9.250                     9.250
                225     25-Dec-2023                9.601                      9.558                 9.558                     9.558
                226     25-Jan-2024                9.291                      9.250                 9.250                     9.250
                227     25-Feb-2024                9.292                      9.250                 9.250                     9.250
                228     25-Mar-2024                9.933                      9.887                 9.887                     9.887
                229     25-Apr-2024                9.292                      9.250                 9.250                     9.250
                230     25-May-2024                9.602                      9.558                 9.558                     9.558
                231     25-Jun-2024                9.293                      9.250                 9.250                     9.250
                232     25-Jul-2024                9.603                      9.558                 9.558                     9.558
                233     25-Aug-2024                9.294                      9.250                 9.250                     9.250
                234     25-Sep-2024                9.294                      9.250                 9.250                     9.250
                235     25-Oct-2024                9.604                      9.558                 9.558                     9.558
                236     25-Nov-2024                9.295                      9.250                 9.250                     9.250
                237     25-Dec-2024                9.605                      9.558
                238     25-Jan-2025                9.296                      9.250
                239     25-Feb-2025                9.296                      9.250
                240     25-Mar-2025               10.293                     10.241
                241     25-Apr-2025                9.297                      9.250
                242     25-May-2025                9.607                      9.558
                243     25-Jun-2025                9.298                      9.250
                244     25-Jul-2025                9.608                      9.558
                245     25-Aug-2025                9.299                      9.250
                246     25-Sep-2025                9.299                      9.250
                247     25-Oct-2025                9.610                      9.558
                248     25-Nov-2025                9.300                      9.250
                249     25-Dec-2025                9.611                      9.558
                250     25-Jan-2026                9.301                      9.250
                251     25-Feb-2026                9.302                      9.250
                252     25-Mar-2026               10.299                     10.241
                253     25-Apr-2026                9.303                      9.250
                254     25-May-2026                9.613                      9.558
                255     25-Jun-2026                9.304                      9.250
                256     25-Jul-2026                9.615                      9.558
                257     25-Aug-2026                9.305                      9.250
                258     25-Sep-2026                9.306                      9.250
                259     25-Oct-2026                9.616                      9.558
                260     25-Nov-2026                9.307                      9.250
                261     25-Dec-2026                9.618                      9.558
                262     25-Jan-2027                9.308                      9.250
                263     25-Feb-2027                9.309                      9.250
                264     25-Mar-2027               10.307                     10.241
                265     25-Apr-2027                9.310                      9.250
                266     25-May-2027                9.621                      9.558
                267     25-Jun-2027                9.311                      9.250
                268     25-Jul-2027                9.622                      9.558
                269     25-Aug-2027                9.313                      9.250
                270     25-Sep-2027                9.313                      9.250
                271     25-Oct-2027                9.625                      9.558
                272     25-Nov-2027                9.315                      9.250
                273     25-Dec-2027                9.626                      9.558
                274     25-Jan-2028                9.316                      9.250
                275     25-Feb-2028                9.317                      9.250
                276     25-Mar-2028                9.961                      9.887
                277     25-Apr-2028                9.319                      9.250
                278     25-May-2028                9.631                      9.558
                279     25-Jun-2028                9.321                      9.250
                280     25-Jul-2028                9.632                      9.558
                281     25-Aug-2028                9.323                      9.250
                282     25-Sep-2028                9.324                      9.250
                283     25-Oct-2028                9.635                      9.558
                284     25-Nov-2028                9.326                      9.250
                285     25-Dec-2028                9.638                      9.558
                286     25-Jan-2029                9.328                      9.250
                287     25-Feb-2029                9.329                      9.250
                288     25-Mar-2029               10.330                     10.241
                289     25-Apr-2029                9.331                      9.250
                290     25-May-2029                9.643                      9.558
                291     25-Jun-2029                9.334                      9.250
                292     25-Jul-2029                9.646                      9.558
                293     25-Aug-2029                9.336                      9.250
                294     25-Sep-2029                9.337                      9.250
                295     25-Oct-2029                9.650                      9.558
                296     25-Nov-2029                9.340                      9.250
                297     25-Dec-2029                9.653                      9.558
                298     25-Jan-2030                9.343                      9.250
                299     25-Feb-2030                9.345                      9.250
                300     25-Mar-2030               10.348                     10.241
                301     25-Apr-2030                9.348                      9.250
                302     25-May-2030                9.661                      9.558
                303     25-Jun-2030                9.352                      9.250
                304     25-Jul-2030                9.665                      9.558
                305     25-Aug-2030                9.355                      9.250
                306     25-Sep-2030                9.357                      9.250
                307     25-Oct-2030                9.671                      9.558
                308     25-Nov-2030                9.361                      9.250
                309     25-Dec-2030                9.676                      9.558
                310     25-Jan-2031                9.366                      9.250
                311     25-Feb-2031                9.368                      9.250
                312     25-Mar-2031               10.375                     10.241
                313     25-Apr-2031                9.373                      9.250
                314     25-May-2031                9.689                      9.558
                315     25-Jun-2031                9.379                      9.250



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT 05-14                                          Banc of America Securities
CDR - First Dollar Loss                                         [Logo omitted]

Assumptions:
Servicer Advance 100%
Recovery Lag: 12 mths
To Maturity

---------------------------
IIM1       20 % CPR
---------------------------
          40% Severity
---------------------------
            Forward
---------------------------
   CDR       2.9%
---------------------------
Cum Loss     4.86%
---------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CWALT 05-14 - Price/Yield - 3A1 Forward Curve        Banc of America Securities
                                                                [Logo omitted]



Balance        $161,438,000.00   Delay             24                Formula
Coupon         2.051032094       Dated             3/1/2005          NET(3)
Settle         3/30/2005         First Payment     4/25/2005


Balance        if curmonth LE 1 th     WAC(3)    2.437632049   WAM(3)     360
Coupon         2.051032094             WALA(3)             0
Settle



Price                                      1                2               3               4            5
                     100.93750         5.633            5.417           5.211           5.003        4.789
                     100.93750         52.11            46.66           41.50           34.70        26.00

                           WAL        12.757            7.844           5.363           3.972        3.085
                      Mod Durn         8.290            5.800           4.319           3.372        2.714
        Principal Window Begin     4/25/2005        4/25/2005       4/25/2005       4/25/2005    4/25/2005
          Principal Window End    12/25/2030        5/25/2024      12/25/2018       8/25/2015    6/25/2013

                        Prepay         5 CPR           10 CPR          15 CPR          20 CPR       25 CPR
           Optional Redemption    Call (Y,Y)       Call (Y,Y)      Call (Y,Y)      Call (Y,Y)   Call (Y,Y)


Price                                      6           7            8
                     100.93750         4.571       4.131        3.678         Yield
                     100.93750         15.62       -8.00       -34.91   Disc Margin

                           WAL         2.474       1.704        1.243
                      Mod Durn         2.232       1.588        1.183
        Principal Window Begin     4/25/2005   4/25/2005    4/25/2005
          Principal Window End    12/25/2011  12/25/2009    9/25/2008

                        Prepay        30 CPR      40 CPR       50 CPR
           Optional Redemption    Call (Y,Y)  Call (Y,Y)   Call (Y,Y)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT 05-14 - Price/Yield - 3A1 Spot Indices         Banc of America Securities
                                                                [Logo omitted]



Balance        $161,438,000.00   Delay             24                Formula
Coupon         2.051032094       Dated             3/1/2005          NET(3)
Settle         3/30/2005         First Payment     4/25/2005


Balance        if curmonth LE 1 th     WAC(3)    2.43763205    WAM(3)     360
Coupon         2.051032094             WALA(3)            0
Settle



Price                                      1                2               3               4            5
                     100.93750         3.837            3.768           3.691           3.606        3.512
                     100.93750         99.63            92.89           85.26           76.90        67.65

                           WAL        11.495            7.226           5.040           3.777        2.954
                      Mod Durn         8.470            5.814           4.291           3.334        2.674
        Principal Window Begin     4/25/2005        4/25/2005       4/25/2005       4/25/2005    4/25/2005
          Principal Window End     9/25/2029        1/25/2023       3/25/2018       2/25/2015    1/25/2013

                        Prepay         5 CPR           10 CPR          15 CPR          20 CPR       25 CPR
           Optional Redemption    Call (Y,Y)       Call (Y,Y)      Call (Y,Y)      Call (Y,Y)   Call (Y,Y)


Price                                      6           7            8
                     100.93750         3.410       3.180        2.908         Yield
                     100.93750         57.60       34.91         8.10   Disc Margin

                           WAL         2.388       1.666        1.227
                      Mod Durn         2.200       1.572        1.176
        Principal Window Begin     4/25/2005   4/25/2005    4/25/2005
          Principal Window End     8/25/2011  10/25/2009    8/25/2008

                        Prepay        30 CPR      40 CPR       50 CPR
           Optional Redemption    Call (Y,Y)  Call (Y,Y)   Call (Y,Y)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT-0514-TS1, Class 3A1:Price/Yield


Deal Information
----------------
Deal Type:        Whole Loan           Gross WAC:       2.515   Orig Deal Bal:     $1,257,189,980.96    WA Rem Term:     360
Cur Deal Bal:     $1,257,189,980.96    WA Amort Term:   360     Orig Collat Bal:   $1,257,189,980.96    Pricing Speed:   25 CPB
Cur Collat Bal:   $1,257,189,980.96    At Pricing               Deal Closed:       03/30/2005           Next Pay:        04/25/2005
First Pay:        04/25/2005



Tranche Information
-------------------
Tranche                    3A1               Coupon               2.051           Type
Cur Balance                161,438,000.00    Factor               1.0000          Delay
Group                      3                 Accum Writedown      0.00            Orig Support (%)
Accum Int Shortfall        0.00              Int Rate Used        FORMULA         Floater Floor
Freq                       Monthly           Contrib WAC          2.438           Ground Group
Daycount                   30/360            Cur Support ($)      89,662,251.51   Orig Support ($)
Orig Basis                 1,156,921,251.51  Cur Subordinate      89,662,251.51   Orig Subordinate
Orig Guaranty              0.00              Cur Letter           0.00            Orig Letter
Orig Reserve               0.00              Cur Excess Interest  23,180.08       Orig Excess Interest
Orig OC                    0.00              Cur Fully Insured    No              Orig Fully Insured
Orig Writedown by Rules    No


Tranche Information
-------------------
Tranche                          SEN_FLT           Orig Balance             161,438,000.00
Cur Balance                      24                Accrual Date             03/01/2005
Group                            7.75              Cur Support (%)          7.75
Accum Int Shortfall              0.000             Floater Cap              999.000000
Freq                             3                 Business Day             None
Daycount                         89,662,251.51     Cur Basis                1,156,921,251.51
Orig Basis                       89,662,251.51     Cur Guaranty             0.00
Orig Guaranty                    0.00              Cur Reserve              0.00
Orig Reserve                     0.00              Cur OC                   0.00
Orig OC                          No                Cur Writedown by Rules   No
Orig Writedown by Rules



------------------------------------------------------------------------------------------------------
                                            5% CPR       10% CPR      15% CPR     20% CPR     25% CPR
------------------------------------------------------------------------------------------------------
Yield                    100.8125            3.851        3.789        3.720       3.643       3.558
                         100.84375           3.848        3.784        3.712       3.634       3.547
                         100.875             3.844        3.779        3.705       3.624       3.535
                         100.90625           3.840        3.773        3.698       3.615       3.524
                         100.9375            3.837        3.768        3.691       3.606       3.512
                         100.96875           3.833        3.763        3.683       3.597       3.500
                         101                 3.829        3.758        3.676       3.587       3.489
                         101.03125           3.826        3.752        3.669       3.578       3.477
                         101.0625            3.822        3.747        3.662       3.569       3.466
------------------------------------------------------------------------------------------------------
WAL                                         11.495        7.226        5.040       3.777       2.954
Mod Durn                                     8.470        5.814        4.291       3.334       2.674
First Princ Pmt Date                         Apr05        Apr05        Apr05       Apr05       Apr05
Last Princ Pmt Date                          Sep29        Jan23        Mar18       Feb15       Jan13
------------------------------------------------------------------------------------------------------
                         Scenario Name      5% CPR      10% CPR      15% CPR     20% CPR     25% CPR
                         -----------------------------------------------------------------------------
                         Prepay Rate         5 CPR       10 CPR       15 CPR      20 CPR      25 CPR
                         -----------------------------------------------------------------------------
                         Opt Redem             Y/Y          Y/Y          Y/Y         Y/Y         Y/Y
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                              30% CPR      40% CPR     50% CPR
-------------------------------------------------------------------------------
Yield                    100.8125               3.466       3.259        3.014
                         100.84375              3.452       3.239        2.987
                         100.875                3.438       3.219        2.961
                         100.90625              3.424       3.200        2.935
                         100.9375               3.410       3.180        2.908
                         100.96875              3.396       3.160        2.882
                         101                    3.382       3.141        2.856
                         101.03125              3.368       3.121        2.830
                         101.0625               3.354       3.101        2.803
-------------------------------------------------------------------------------
WAL                                             2.388       1.666        1.227
Mod Durn                                        2.200       1.572        1.176
First Princ Pmt Date                            Apr05       Apr05        Apr05
Last Princ Pmt Date                             Aug11       Oct09        Aug08
-------------------------------------------------------------------------------
                         Scenario Name        30% CPR     40% CPR      50% CPR
                         ------------------------------------------------------
                         Prepay Rate           30 CPR      40 CPR       50 CPR
                         ------------------------------------------------------
                         Opt Redem                Y/Y         Y/Y          Y/Y
-------------------------------------------------------------------------------


Page 1: Generated by INTEXdesktop 3/17/2005 02:39 PM

      Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.~~The content is for informational purposes only and is not an offer, recommendation, or solicitation to purchase, ~~hold, or sell any security.~~

CWALT_05-14_TS5 - Price/Yield - 3A1


                                                                                                       if curmonth LE 1 then
                                                                                                       Coll_netrate(3) else
Balance                     $161,438,000.00      Delay            24                 Formula           Coll_netrate(3)-1.166
Coupon                      2.051032094          Dated            3/1/2005            NET(3)           2.051032094
Settle                      3/30/2005            First Payment    4/25/2005

Price                                         1                2                  3                 4                     5
                 101.00000                5.625            5.406              5.197             4.985                 4.766
                 101.00000                51.36            45.60              40.08             32.89                 23.75

                       WAL               12.757            7.844              5.363             3.972                 3.085
                  Mod Durn                8.293            5.803              4.321             3.374                 2.715

                 LIBOR_1MO  3.049116...            3.049116...        3.049116...          3.049116...         3.049116...
                 LIBOR_1YR  3.832853...            3.832853...        3.832853...          3.832853...         3.832853...
                   MTA_1YR  2.348...               2.348...           2.348...             2.348...            2.348...
                   COFI_11  2.18...                2.18...            2.18...              2.18...             2.18...
                   CMT_1YR  3.361149...            3.361149...        3.361149...          3.361149...         3.361149...
                    Prepay                5 CPR           10 CPR             15 CPR            20 CPR                25 CPR
       Optional Redemption           Call (Y,Y)       Call (Y,Y)         Call (Y,Y)        Call (Y,Y)            Call (Y,Y)




Balance                      WAC(3)       2.43763205   WAM(3)               360
Coupon                       WALA(3)               0
Settle

Price                                 6            7             8
                 101.00000        4.544        4.092         3.626        Yield
                 101.00000        12.88       -11.84        -40.08  Disc Margin

                       WAL        2.474        1.704         1.243
                  Mod Durn        2.233        1.590         1.184

                 LIBOR_1MO            3.049116...    3.049116...    3.049116...
                 LIBOR_1YR            3.832853...    3.832853...    3.832853...
                   MTA_1YR            2.348...       2.348...       2.348...
                   COFI_11            2.18...        2.18...        2.18...
                   CMT_1YR            3.361149...    3.361149...    3.361149...
                    Prepay       30 CPR       40 CPR        50 CPR
       Optional Redemption   Call (Y,Y)   Call (Y,Y)    Call (Y,Y)



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

CWALT-0514-TS2, Class 3A1:Price/Yield


Deal Information
----------------
Deal Type:        Whole Loan           Gross WAC:       2.515   Orig Deal Bal:     $1,257,189,980.96    WA Rem Term:     360
Cur Deal Bal:     $1,257,189,980.96    WA Amort Term:   360     Orig Collat Bal:   $1,257,189,980.96    Pricing Speed:   25 CPB
Cur Collat Bal:   $1,257,189,980.96    At Pricing               Deal Closed:       03/30/2005           Next Pay:        04/25/2005
First Pay:        04/25/2005



Tranche Information
-------------------
Tranche                    3A1               Coupon               2.051           Type
Cur Balance                161,438,000.00    Factor               1.0000          Delay
Group                      3                 Accum Writedown      0.00            Orig Support (%)
Accum Int Shortfall        0.00              Int Rate Used        FORMULA         Floater Floor
Freq                       Monthly           Contrib WAC          2.438           Ground Group
Daycount                   30/360            Cur Support ($)      89,662,251.51   Orig Support ($)
Orig Basis                 1,156,921,251.51  Cur Subordinate      89,662,251.51   Orig Subordinate
Orig Guaranty              0.00              Cur Letter           0.00            Orig Letter
Orig Reserve               0.00              Cur Excess Interest  23,180.08       Orig Excess Interest
Orig OC                    0.00              Cur Fully Insured    No              Orig Fully Insured
Orig Writedown by Rules    No


Tranche Information
-------------------
Tranche                          SEN_FLT           Orig Balance             161,438,000.00
Cur Balance                      24                Accrual Date             03/01/2005
Group                            7.75              Cur Support (%)          7.75
Accum Int Shortfall              0.000             Floater Cap              999.000000
Freq                             3                 Business Day             None
Daycount                         89,662,251.51     Cur Basis                1,156,921,251.51
Orig Basis                       89,662,251.51     Cur Guaranty             0.00
Orig Guaranty                    0.00              Cur Reserve              0.00
Orig Reserve                     0.00              Cur OC                   0.00
Orig OC                          No                Cur Writedown by Rules   No
Orig Writedown by Rules



------------------------------------------------------------------------------------------------------
                                            5  CPR       10  CPR      15  CPR     20  CPR     25  CPR
------------------------------------------------------------------------------------------------------
Yield                    104.359375          6.349        5.960        5.557       5.132       4.678
Disc Margin              104.359375         126.50       104.44        79.86       52.07       19.84
------------------------------------------------------------------------------------------------------
WAL                                         12.757        7.837        5.363       3.972       3.085
Mod Durn                                     7.844        5.610        4.242       3.346       2.713
First Princ Pmt Date                         Apr05        Apr05        Apr05       Apr05       Apr05
Last Princ Pmt Date                          Dec30        Apr24        Dec18       Aug15       Jun13
------------------------------------------------------------------------------------------------------
                         Prepay Rate         5 CPR       10 CPR       15 CPR      20 CPR      25 CPR
                         -----------------------------------------------------------------------------
                         Opt Redem             Y/Y          Y/Y          Y/Y         Y/Y         Y/Y
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                              30  CPR      40  CPR     50  CPR
-------------------------------------------------------------------------------
Yield                    104.359375             4.194       3.147        1.973
Disc Margin              104.359375            -16.62     -100.02      -198.59
-------------------------------------------------------------------------------
WAL                                             2.474       1.704        1.243
Mod Durn                                        2.245       1.612        1.208
First Princ Pmt Date                            Apr05       Apr05        Apr05
Last Princ Pmt Date                             Dec11       Dec09        Sep08
-------------------------------------------------------------------------------
                         Prepay Rate           30 CPR      40 CPR       50 CPR
                         ------------------------------------------------------
                         Opt Redem                Y/Y         Y/Y          Y/Y
-------------------------------------------------------------------------------



Page 1: Generated by INTEXdesktop 3/16/2005 03:10 PM

      Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.~~The content is for informational purposes only and is not an offer, recommendation, or solicitation to purchase, ~~hold, or sell any security.~~

CWALT-0514-TS2, Class 3A1:Price/Yield


Deal Information
----------------
Deal Type:        Whole Loan           Gross WAC:       2.515   Orig Deal Bal:     $1,257,189,980.96    WA Rem Term:     360
Cur Deal Bal:     $1,257,189,980.96    WA Amort Term:   360     Orig Collat Bal:   $1,257,189,980.96    Pricing Speed:   25 CPB
Cur Collat Bal:   $1,257,189,980.96    At Pricing               Deal Closed:       03/30/2005           Next Pay:        04/25/2005
First Pay:        04/25/2005



Tranche Information
-------------------
Tranche                    3A1               Coupon               2.051           Type
Cur Balance                161,438,000.00    Factor               1.0000          Delay
Group                      3                 Accum Writedown      0.00            Orig Support (%)
Accum Int Shortfall        0.00              Int Rate Used        FORMULA         Floater Floor
Freq                       Monthly           Contrib WAC          2.438           Ground Group
Daycount                   30/360            Cur Support ($)      89,662,251.51   Orig Support ($)
Orig Basis                 1,156,921,251.51  Cur Subordinate      89,662,251.51   Orig Subordinate
Orig Guaranty              0.00              Cur Letter           0.00            Orig Letter
Orig Reserve               0.00              Cur Excess Interest  23,180.08       Orig Excess Interest
Orig OC                    0.00              Cur Fully Insured    No              Orig Fully Insured
Orig Writedown by Rules    No


Tranche Information
-------------------
Tranche                          SEN_FLT           Orig Balance             161,438,000.00
Cur Balance                      24                Accrual Date             03/01/2005
Group                            7.75              Cur Support (%)          7.75
Accum Int Shortfall              0.000             Floater Cap              999.000000
Freq                             3                 Business Day             None
Daycount                         89,662,251.51     Cur Basis                1,156,921,251.51
Orig Basis                       89,662,251.51     Cur Guaranty             0.00
Orig Guaranty                    0.00              Cur Reserve              0.00
Orig Reserve                     0.00              Cur OC                   0.00
Orig OC                          No                Cur Writedown by Rules   No
Orig Writedown by Rules



------------------------------------------------------------------------------------------------------
                                            5% CPR       10% CPR      15% CPR     20% CPR     25% CPR
------------------------------------------------------------------------------------------------------
Yield                    104.359375          6.349        5.961        5.557       5.132       4.678
Disc Margin              104.359375         123.95       100.95        75.84       47.31       14.63
------------------------------------------------------------------------------------------------------
WAL                                         12.757        7.844        5.363       3.972       3.085
Mod Durn                                     7.844        5.612        4.242       3.346       2.713
First Princ Pmt Date                         Apr05        Apr05        Apr05       Apr05       Apr05
Last Princ Pmt Date                          Dec30        May24        Dec18       Aug15       Jun13
------------------------------------------------------------------------------------------------------
                         Scenario Name      5% CPR       10% CPR      15% CPR     20% CPR     25% CPR
                         -----------------------------------------------------------------------------
                         Prepay Rate         5 CPR       10 CPR       15 CPR      20 CPR      25 CPR
                         -----------------------------------------------------------------------------
                         Opt Redem             Y/Y          Y/Y          Y/Y         Y/Y         Y/Y
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                              30% CPR      40% CPR     50% CPR      BSAM RAMP
--------------------------------------------------------------------------------------------------
Yield                    104.359375             4.194       3.147        1.973           5.327
Disc Margin              104.359375            -22.23     -106.33      -205.43           67.72
--------------------------------------------------------------------------------------------------
WAL                                             2.474       1.704        1.243           4.584
Mod Durn                                        2.245       1.612        1.208           3.858
First Princ Pmt Date                            Apr05       Apr05        Apr05           Apr05
Last Princ Pmt Date                             Dec11       Dec09        Sep08           Aug14
--------------------------------------------------------------------------------------------------
                         Scenario Name        30% CPR     40% CPR      50% CPR     BSAM RAMP
                         -------------------------------------------------------------------------
                         Prepay Rate           30 CPR      40 CPR       50 CPR       5...  CPR
                         -------------------------------------------------------------------------
                         Opt Redem                Y/Y         Y/Y          Y/Y             Y/Y
--------------------------------------------------------------------------------------------------



Page 1: Generated by INTEXdesktop 3/17/2005 02:19 PM

      Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.~~The content is for informational purposes only and is not an offer, recommendation, or solicitation to purchase, ~~hold, or sell any security.~~

CWMBS 2005-14                                        Banc of America Securities
CDR - First Dollar Loss                                         [Logo omitted]

Assumptions:
Servicer Advance 100%
Recovery Lag: 12 mths
Run To Call

---------------------------
2A3        20 % CPR
---------------------------
          40% Severity
---------------------------
            Forward
---------------------------
   CDR       5.7%
---------------------------
Cum Loss     8.68%
---------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.